UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 1, 2007


                          AMERICAN STATES WATER COMPANY
             (Exact name of registrant as specified in its charter)


        California                  001-14431                 95-4676679
      (State or other        (Commission File Number)      (I.R.S. Employer
      jurisdiction of                                     Identification No.)
     incorporation or
       organization)

  630 East Foothill Blvd.
   San Dimas, California                                         91773
   (Address of principal                                      (Zip Code)
    executive offices)

       Registrant's telephone number, including area code: (909) 394-3600

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   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirement of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            Section 7 - Regulation FD


Item 7.01.  Regulation FD Disclosure

On October 1, 2007 American States Water Company announced today that its American States Utility Services, Inc. ("ASUS") subsidiary has reached an agreement to operate and maintain the water and wastewater systems at Fort Bragg, North Carolina. A copy of the Company's press release is attached hereto as Exhibit 99.1.

This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


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                  Section 9 - Financial Statement and Exhibits

Item 9.01.  Financial Statements and Exhibits

Exhibit No.   Description
-----------   -----------
99.1          Press Release:  American  States Water Company  Announces Award of
              Privatization Contract for Fort Bragg, North Carolina

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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             AMERICAN STATES WATER COMPANY

Date: October 1, 2007                         /s/ Robert J. Sprowls
                                                  ------------------------------
                                                  Robert J. Sprowls
                                           Sr. Vice President, Chief Financial
                                            Officer, Treasurer and Corporate
                                                        Secretary


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